________________________________________________________________________________

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 11, 2006


                             UNIONBANCAL CORPORATION
             ______________________________________________________
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


         Delaware                     001-15081                  94-1234979
 ________________________      ________________________      ___________________
 (State of Incorporation)      (Commission File Number)      (IRS Employer
                                                             Identification No.)


                              400 California Street
                          San Francisco, CA 94104-1302
               ___________________________________________________
               (Address of principal executive offices) (Zip Code)


                               Tel. (415) 765-2969
               __________________________________________________
               Registrant's telephone number, including area code


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN
           OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

On May 11, 2006, Union Bank of California, N.A. (the "Bank"), a wholly owned subsidiary of UnionBanCal Corporation (the "Registrant"), issued $700 million in aggregate principal amount of 5.95% Subordinated Bank Notes due 2016 (the "Subordinated Notes due 2016"). The Subordinated Notes due 2016 were issued to purchasers at a price of 99.606%, resulting in proceeds to the Bank, after dealer discount, of $693,742,000. The Subordinated Notes due 2016 are not redeemable at the option of the Bank prior to maturity or subject to repayment at the option of the holders prior to maturity. From the issuance date through May 10, 2016, the Subordinated Notes will bear interest at a rate of 5.95 percent, payable semi-annually on the 11th of May and 11th of November, with the first interest payment date on November 11, 2006. The Subordinated Notes due 2016 will mature on May 11, 2016. The net proceeds from the sale of the Subordinated Notes due 2016 will be used by the Bank in the ordinary course of its banking business and for general corporate purposes, including financing of its lending and investment activities, refinancing of existing indebtedness and for dividends from time to time to the Registrant.

The Subordinated Notes due 2016 were issued as part of a bank note program established May 5, 2006 under which the Bank may issue, from time to time, senior bank notes with maturities ranging from seven days to and including one year from their respective dates of issue (the "Short Term Senior Notes"), senior bank notes with maturities of more than one year from their respective dates of issue (the "Medium Term Senior Notes" and, together with the Short Term Senior Notes, the "Senior Notes") and subordinated bank notes with maturities of five years or more from their respective dates of issue (the "Subordinated Notes" and, together with the Senior Notes, the "Notes"). Under the current authorizations, the Bank has authorized the issuance, offer and sale from time to time of Notes, subject to the limitations that (i) not more than $4 billion (or the equivalent thereof in other currencies) aggregate principal amount of Notes with maturities of more than 270 days from their respective dates of issue may be issued; and (ii) Short Term Senior Notes having maturities ranging from seven days to 270 days from their respective dates of issue may be issued from time to time and may be outstanding at any one time in an aggregate maximum principal amount equal to $2 billion (or the equivalent thereof in other currencies) minus the aggregate principal amount of Notes in excess of $2 billion having maturities of more than 270 days from their respective dates of issue which have been issued (whether or not then outstanding).

After issuing the Subordinated Notes due 2016, there is $3.3 billion available for issuance under the program.


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:   May 15, 2006



                             UNIONBANCAL CORPORATION



                             By: /s/ DAVID I. MATSON
                                 ___________________________________________
                                     David I. Matson
                                     Vice Chairman & Chief Financial Officer
                                     (Duly Authorized Officer)